Investment in Joint Ventures (Details) - Schedule of summary information on the joint ventures income - Aria Energy LLC [Member] - Joint Ventures [Member] - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Condensed Income Statements, Captions [Line Items]
Revenue	$ 52,902	$ 24,892	$ 60,459	$ 45,298
Net income	25,275	7,112	18,801	9,358
Company’s share of net income	$ 13,325	$ 3,446	$ 9,298	$ 4,378